UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 14, 2025

Date of Report (Date of earliest event reported)

ECD AUTOMOTIVE DESIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41497	86-2559175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4390 Industrial Lane Kissimmee, Florida	34758
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 483-4825

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ECDA	The Nasdaq Stock Market LLC
Warrants	ECDAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination

As previously disclosed in a Current Report on Form 8-K filed on December 18, 2023 (the “Super 8-K”), ECD Automotive Design, Inc. (the “Company”), completed the business combination (the “Business Combination”) contemplated by the merger agreement, dated as of March 3, 2023 (the “Merger Agreement”) by and among the Company, formerly known as EF Hutton Acquisition Corporation I, Humble Imports Inc., d/b/a ECD Auto Design, a Florida corporation (“Humble”), ECD Auto Design UK, Ltd., an England and Wales corporation (the “ECD UK”), EFHAC Merger Sub, Inc., a Florida corporation (“Merger Sub”) and wholly-owned subsidiary of the Company, and Scott Wallace, as the Securitiyholder Representative. The Merger Agreement was previously reported on the Current Report on Form 8-K filed by EFHT with the SEC on March 6, 2023.

Pursuant to the Merger Agreement, on December 12, 2023, the Company issued 25,100,000 shares of common stock (“Company Common Stock”), 39,000 shares of the Company’s Series A Convertible Preferred Stock (the “Company Preferred Stock”), a warrant to purchase 1,091,535 shares of Company Common Stock, a warrant to purchase 15,819 shares of Company Preferred Stock and a cash payment of $2,000,000 pro rata to the former security holders of Humble.

Closing of December 12, 2023 Senior Secured Convertible Note

Immediately prior to the closing of the Business Combination on December 12, 2023, the Company closed a debt financing transaction contemplated by the Securities Purchase Agreement, dated October 6, 2023 (the “December SPA”), by and between the Company and an institutional investor (the “Lender”). The December SPA was previously reported on the Current Report on Form 8-K filed by EFHT with the SEC on October 11, 2023 and the December SPA is attached to such Current Report as Exhibit 10.1. Pursuant the December SPA, on December 12, 2023, the Company executed and delivered to the Lender a senior secured convertible note (the “December Note”) in exchange for a loan in the principal amount of $15,819,209. A copy of the December Note is attached to the Super 8-K as Exhibit 10.7. Based on the terms of the December Note, the Company received proceeds under the December Note in an amount of $13,700,000, before payment of expenses.

The foregoing summary of the December SPA and the December Note does not purport to be complete and is qualified in its entirety by reference to the actual agreements forms of which are filed with the Current Report on Form 8-K filed on October 11, 2023, as Exhibit 10.1 and the Super 8-K as Exhibit 10.7, respectively, and are incorporated herein by reference.

In connection with the Merger Agreement, the Lender as a shareholder of the Humble received 39,000 shares of Company Preferred Stock

In connection with the execution of the December Note, the Company, Humble and ECD UK executed and delivered to the Lender a security agreement, providing the Lender a security interest in all of the Company’s current assets and to be acquired assets (the “Security Agreement”), a copy of which is attached the Super 8-K as Exhibit 10.8. Humble and ECD UK also executed an Intellectual Property Security Agreement, a copy of which is attached to the Super 8-K as Exhibit 10.9, providing the Lender a security interest in all of the intellectual property owned by Humble and ECD UK. The Company also executed and delivered to the Lender a registration rights agreement to provide the Lender with certain registration rights in connection with the shares of Company Common Stock into which the Note is convertible (the “Existing Registration Rights Agreement”), a copy of which is attached to the Super 8-K as Exhibit 10.10. Humble and ECD UK each executed a guaranty (the “Guaranty”), a copy of which is attached Super 8-K as Exhibit 10.11, in favor of the Lender, to guarantee the obligations under the December Note and the Security Agreement. Finally, all insider stockholders of the Company Common Stock of the Company executed lock-up agreements (the “Lock-Up Agreements”), the form of which is attached Super 8-K as Exhibit 10.12, restricting their ability to sell the Company Common Stock until six (6) months after the registration statement registering the shares of Company Common Stock underlying the December Note is declared effective.

The August 9, 2024 Securities Purchase Agreement

On August 9, 2024, the Company entered into a securities purchase agreement (the “August SPA”) with Lender pursuant to which the Lender agreed to waive the pre-existing events of default that occurred under the December Note and the Company Preferred Stock and the Company agreed to execute and deliver to the Lender a senior secured convertible note (the “August Note”), in exchange for a loan in the principal amount of $1,154,681.

The August SPA provided further that the Security Agreement, the Existing Registration Rights Agreement, and the Guaranty were amended so that such Agreements cover and are applicable to the August Note, as well as the December Note.

The foregoing summary of the August SPA and the August Note does not purport to be complete and is qualified in its entirety by reference to the actual agreements forms of which are filed with the Current Report on Form 8-K filed on August 12, 2024, as Exhibit 10.1 (the August SPA) and Exhibit 10.2 (the August Note), and are incorporated herein by reference.

The August SPA also provided that in connection with the August Note, the Company also issued to the Lender at no additional cost 300,000 shares of the Company’s common stock (the “Commitment Shares”) and a warrant to purchase 79,673 shares of the Company’s common stock at an exercise price of $11.50 per share (the “Common Share Warrant”).

The foregoing summary of the Common Share Warrant does not purport to be complete and is qualified in its entirety by reference to the actual agreement a form of which is attached to the Current Report on Form 8-K filed on August 12, 2024, as Exhibit 10.3.

The January 8, 2025 Securities Purchase Agreement

On January 8, 2025, the Company entered into a securities purchase agreement (the “January 2025 SPA”) with the Lender pursuant to which the Lender agreed to waive the pre-existing events of default that occurred under the August Note and the Company Preferred Stock and the Company agreed to execute and deliver to the Lender a senior secured convertible note (the “January 2025 Note”), in exchange for a loan in the principal amount of $1,724,100.

The January 2025 Note provided further that the Security Agreement and the Guaranty are amended so that such Agreements cover and are applicable to the January 2025 Note, as well as the August Note and December Note.

The foregoing summary of the January 2025 SPA and the January 2025 Note does not purport to be complete and is qualified in its entirety by reference to the actual agreements forms of which are attached to the Current Report on Form 8-K filed on January 14, 2025, as Exhibit 10.1 (the January 2025 SPA) and Exhibit 10.2 (the January 2025 Note), and are incorporated herein by reference.

The January 2025 SPA also provided that in connection with the January 2025 Note, the Company will also issue to the Lender at no additional cost 500,000 shares of the Company’s common stock (the “Commitment Shares”) and a warrant, dated January 13, 2025, to purchase 398,364 shares of the Company’s common stock at an exercise price of $11.50 per share (the “Common Share Warrant”). A copy of the form of Common Share Warrant is attached to the Current Report filed on January 14, 2025, on Form 8-K as Exhibit 10.3.

The foregoing summary of the Common Share Warrant does not purport to be complete and is qualified in its entirety by reference to the actual agreement a form of which is attached to the Current Report on Form 8-K filed on January 14, 2025, as Exhibit 10.3, and is incorporated herein by reference.

In connection with the January 2025 SPA, on January 13, 2025, the Company and the Lender entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Lender has been granted certain customary registration rights with respect to (i) the Commitment Shares and (ii) the shares of Common Stock underlying (x) the January 2025 Note and (y) the Common Share Warrant (collectively, the “Registrable Securities”). Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement with the SEC to register the Registrable Securities within 45 days after the closing of the transaction and to have such registration statement effective within 90 days of such closing.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement which is attached to the Current Report on Form 8-K filed on January 14, 2025, as Exhibit 10.4 and is incorporated herein by reference.

On May 14, 2025, the Company entered into an Amendment and Exchange Agreement (the “Exchange Agreement”) with the Lender pursuant to which the Company shall authorize one or more series of a new series B convertible preferred stock of the Company, $0.0001 par value, the terms of which are set forth in a certificate of designation for such series of preferred stock designated as Series B-1 Convertible Preferred Stock, $0.0001 par value (the “Series B Preferred Stock”), which Series B Preferred Stock shall be convertible into shares of Common Stock. A copy of the Exchange Agreement is attached hereto as Exhibit 10.1. Unless otherwise defined, all capitalized tems used herein shall have the meaning set forth in the Exchange Agreement. The Exchange Agreement provides that the Holder shall have the option exchange some or all of the amounts outstanding under the December Note, August Note and/or the January 2025 Note (collectively the “Original Notes”). At the initial closing the Lender has determined to convert $1,284,881. which is the principal amount plus all accrued interest due under the August Note, into 4,000 shares of Series B Preferred Stock, and such shares of Common Stock issuable pursuant to the terms of the Series B Preferred Stock, including, without limitation, upon conversion or otherwise, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

The Exchange Agreement provides further that, subject to the terms and conditions set forth in this Exchange Agreement, the Lender may require the Company to participate in one or more Additional Exchanges to exchange such portion of the amounts outstanding under the remaining Original Notes as set forth in such applicable Additional Closing Notice into such aggregate number of shares of such new series of Series B Preferred Stock as set forth in such Additional Closing Notice, and such shares of Common Stock issuable pursuant to the terms of Series B Preferred Stock, including, without limitation, upon conversion of the Additional New Exchange Preferred Shares or otherwise, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

In connection with the Exchange Agreement, the Board of Directors of the Company has approved and authorized the filing with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Rights of Series B-1 Convertible Preferred Stock of ECD Automotive Design, Inc. (the “Series B Certificate”) to authorize the Series B Preferred Stock as required by the Exchange Agreement. A copy of the Series B Certificate is attached hereto as Exhibit 3.1.

Maturity Date

The Series B Preferred Stock shall mature December 12, 2026. At any time from and after the tenth (10th) Business Day prior to the Maturity Date, any holder may require the Company to redeem all or any number of the Series B Preferred Stock held by such holder at a purchase price equal to the amount of shares of Series B Preferred Stock then outstanding at a 20% premium to the stated value thereof, together with any accrued and unpaid dividends, any accrued and unpaid late charges or other unpaid amounts owed to such holder pursuant to the Series B Certificate.

Dividends.

Unless converted or redeemed, the holder of Series B Preferred Stock shall receive an annual dividend at a rate of 5% per annum payable in arrears on a quarterly basis commencing on July 1, 2025 (each a “Dividend Date”). Dividends shall be payable to each holder of Series B Preferred Stock by increasing the stated value of each such share of Series B Preferred Stock on a dollar-for-dollar basis, or at the option of the Company to pay such dividends in cash.

Conversion Rights.

Conversion at Option of Holder. At any time after issuance, the Series B Preferred Stock are convertible at any time, in whole or in part, at the holder’s option, into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) at the a conversion price of $2.00 per share (the “Conversion Price”), subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. Upon the Lender’s conversion of the Series B Preferred Stock, the shares underlying the Series B Preferred Stock shall be equal to the number of shares of Series B Preferred Stock to be converted at a 15% premium to the stated value thereof plus any accrued and unpaid dividends, and accrued and unpaid late charges on such dividends, if any (the “Conversion Rate”).

Alternate Optional Conversion. From and after the occurrence of a triggering event, each holder may alternatively elect to convert the Series B Preferred Stock into shares of our Common Stock at the “Alternate Conversion Price”, which is equal to the lowest of:

●	The Conversion Price then in effect; and
●	the greater of:
▪	The floor price then in effect; and
▪	85% of the lowest volume weighted average price of our Common Stock during the 10 consecutive trading days immediately prior to the date on which we received written notice of such conversion from such holder.

As of the date of this filing, the floor price is equal to $0.10. The conversion price is also subject to a downward adjustment if the Company fails to satisfy certain performance conditions set forth in the Exchange Agreement.

Redemption Rights.

Company Optional Redemption. At any time, we may redeem in cash all, but not less than all, of the Series B Preferred Stock at a 20% redemption premium to the greater of (a) on the amount if shares of the Series B Preferred Stock to be redeemed, and (b) the equity value of our Common Stock underlying the Series B Preferred Stock. The equity value of our common stock underlying the Series B Preferred Stock is calculated using the greatest closing sale price of our Common Stock during the period immediately preceding the date of such redemption and ending on the date we make the required payment.

Change of Control Redemption. Upon a change of control of the Company, each holder of Series B Preferred Stock may require us to redeem in cash all, or any portion, of its Series B Preferred Stock at a 25% redemption premium on the greater of (a) the amount of shares of the Series B Preferred Stock to be redeemed, (b) the equity value of our Common Stock underlying the Series B Preferred Stock, and (c) the equity value of the change of control consideration payable to the holder of our common stock underlying such Series B Preferred Stock.

The equity value of our common stock underlying the Series B Preferred Stock is calculated using the greatest closing sale price of our Common Stock during the period immediately preceding the consummation or the public announcement of the change of control and ending on the date the holder gives notice of such redemption.

The equity value of the change of control consideration payable to the holder of our Common Stock underlying the Series B Preferred Stock is calculated using the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of our Common Stock to be paid to the holders of our Common Stock upon the change of control.

Subsequent Placement Optional Redemption. The holders of the Series B Preferred Stock may require us to redeem the Series B Preferred Stock, in whole or in part, upon the occurrence of certain offerings of equity or equity-linked securities. In such an event, we would be required to redeem the Series B Preferred Stock using 20% of the gross proceeds of such an offering.

Asset Sale Redemption. Upon the occurrence of certain asset sales, each holder of the Series B Preferred Stock may require us to redeem, the Series B Preferred Stock, in whole or in part, with 20% of the gross cash proceeds from such asset sale.

Bankruptcy Event of Default Redemption. Upon any bankruptcy event of default, we shall immediately redeem the shares of Series B Preferred Stock outstanding together with any accrued and unpaid dividends, and accrued and unpaid late charges on such dividends, if any, unless the holder waives such right to receive such payment. The redemption price shall be equal to a 25% redemption premium on the greater of (a) the amount of shares of the Series B Preferred Stock to be redeemed, and (b) the equity value of our Common Stock underlying the Series B Preferred Stock, calculated using the greatest closing sale price of our Common Stock during the period immediately preceding the triggering event and ending on the we make the required payment.

Limitations on Conversion. A holder shall not have the right to convert any portion of the January 2025 Note to the extent that, after giving effect to such conversion, the holder (together with certain related parties) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of shares of our common stock outstanding immediately after giving effect to such conversion. The Maximum Percentage may be raised or lowered to any other percentage not in excess of 9.99%, at the option of the holder, except that any increase will only be effective upon 61 days’ prior written notice to us.

The foregoing summary of the Exchange Agreement and the Series B Certificate does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement and the Series B Certificate forms of which are filed with this Current Report on Form 8-K as Exhibit 10.1 (the Exchange Agreement) and Exhibit 3.1 (the Series B Certificate), and are incorporated herein by reference.

In connection with the Exchange Agreement, Scott Wallace, Emily Humble, Thomas Humble and Elliot Humble each signed a voting agreement (the “Voting Agreement”) committing to vote their shares of Company common stock (a) in favor of the Stockholder Approval (as defined in the Exchange Agreement) and the Stockholder Resolutions (as defined in the Exchange Agreement), in each case, as described in Section 19 of the Exchange Agreement; and (b) against any proposal or any other corporate action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Exchange Documents (as defined in the Exchange Agreement) or which could result in any of the conditions to the Company's obligations under the Exchange Documents not being fulfilled. The four Voting Agreements represent an aggregate of 24,000,000 shares or approximately 67.8% of the Company’s common stock.

The foregoing summary of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement form which are filed with this Current Report on Form 8-K as Exhibit 10.2, and is incorporated herein by reference.

Item 8.01 Other Events.

The Company is the subject of an investigation by the U.S. Securities and Exchange Commission (the “SEC”). Specifically, the Company, its former CFO, the current CFO, and the CEO each received subpoenas issued by the SEC requesting the production of documents and testimony with respect to the former CFO, the current CFO, and the CEO. The investigation concerns, inter alia, the 2024 restatement of the Company’s financial statements and the changes in the Company’s auditor in 2024. The Company is fully cooperating with the SEC in connection with the investigation.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this communication and on the current expectations of ECD’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of ECD. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that ECD do not presently know, or that ECD currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect ECD’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of ECD described in the ECD’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on May 3, 2024, including those under “Risk Factors” therein. ECD anticipates that subsequent events and developments will cause its assessments to change. However, while ECD may elect to update these forward-looking statements at some point in the future, ECD specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing ECD’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

No.	Description of Exhibit
3.1*	Certificate of Designations, Preferences and Rights of Series B-1 Convertible Preferred Stock of ECD Automotive Design, Inc.
10.1*	Form of Amendment and Exchange Agreement, dated as of May 14, 2025
10.2*	Form of Voting Agreement, dated as of May 14, 2025
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2025

ECD AUTOMOTIVE DESIGN, INC.

	By:	/s/ Benjamin Piggott
	Name:	Benjamin Piggott
	Title:	Chief Financial Officer